Exhibit 10.6(a)

AMENDED AND RESTATED

INTUITY MEDICAL, INC.

2002 STOCK OPTION PLAN

PURPOSE

This Amended and Restated Intuity Medical, Inc. 2002 Stock Option Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel of the Company upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

ARTICLE I

DEFINITIONS

(a) “Award” means an award of an Option or Restricted Stock granted under the Plan.

(b) “Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall have the meaning specified in Section 8.2 hereof.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Compensation Committee of the Board or any other committee of the Board appointed by the Board to administer the Plan from time to time.

(g) “Common Stock” means the Company’s Common Stock, par value $.001 per share.

(h) “Company” means Intuity Medical, Inc., a Delaware corporation.

(i) “Consultant” means any consultant or adviser if:

(i) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(ii) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(iii) The consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

(j) “Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

(k) “Eligible Person” means any person who is an Employee, officer, director, Consultant, advisor or supplier of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, Consultant, advisor or supplier of the Company or any Subsidiary.

(l) “Employee” means any person who is an employee of the Company or any Subsidiary; provided, however, that with respect to Incentive Stock Options, “Employee” means any person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation § 1.421 7(h).

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” of a share of Common Stock as of a given date means the fair market value per share of the Common Stock as determined by the Board or the Committee in good faith. The Board or the Committee is authorized to make its determination as to the fair market value on the following basis: (i) if the Common Stock is not traded on a securities exchange and is not quoted on the National Association of Securities Dealers, Inc.’s Automated Quotation System (“NASDAQ”), but is quoted on the Over The Counter Electronic Bulletin Board operated by NASDAQ, “Fair Market Value” shall be determined by the Board or the Committee based on the mean between the average daily bid and average daily asked prices of the Common Stock on the applicable date, as published on such bulletin board; (ii) if the Common Stock is not traded on a securities exchange and is quoted on NASDAQ, “Fair Market Value” shall be determined by the Board or the Committee based on the closing transaction price of the Common Stock on the applicable date, as reported on NASDAQ; (iii) if the Common Stock is admitted to trading on a securities exchange, “Fair Market Value” shall be determined by the Board or the Committee based on the closing price of the Common Stock on the applicable date on such securities exchange; or (iv) if the Common Stock is traded only otherwise than as described in (i), (ii) or (iii) above, or if the Common Stock is not publicly traded, “Fair Market Value” shall be the value determined by the Board or the Committee in good faith in whatever manner it considers appropriate.

(o) “Incentive Stock Option” means a stock option granted under the Plan that is intended to meet the requirements of section 422 of the Code and the regulations promulgated thereunder.

(p) “Nonqualified Stock Option” means a stock option granted under the Plan that is not an Incentive Stock Option.

(q) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

(r) “Participant” means an Eligible Person to whom an Award has been granted, which Award has not expired, under the Plan.

(s) “Plan” means this Amended and Restated Intuity Medical, Inc. 2002 Stock Option Plan.

(t) “Restricted Stock” means an Award under Article VIII hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

(u) “Subsidiary” means a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code.

ARTICLE II

SHARES OF STOCK SUBJECT TO PLAN

Section 2.1 Number of Shares. Subject to adjustment pursuant to the provisions of Section 2.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued and sold hereunder shall be 14,693,853 shares. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Company. To the extent that any Award payable in Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitation and may again be made subject to Awards under the Plan pursuant to such limitation.

Section 2.2 Adjustments.

(i) In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder’s election for other shares of stock or any other consideration, or in the case of any other transaction described in section 424(a) of the Code, the Committee may, in the manner and to the extent that it deems to be equitable and appropriate, make adjustments in (i) the number and kind of shares which may be issued pursuant to the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise or purchase price for each share subject to outstanding Awards. In no event may any such change be made to an Incentive Stock Option which would constitute a “modification” within the meaning of section 424(h)(3) of the Code without the consent of any affected Participant.

(ii) In the event of any transaction or event described in Section 2.2(i) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(A) To provide for either (1) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 2.2(ii) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (2) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(B) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(C) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(D) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(E) To provide that the Award cannot vest, be exercised or become payable after such event.

(iii) Without limiting Section 8.1 hereof, if a Change in Control occurs and a Participant’s Awards are not converted, assumed or replaced by the surviving or successor entity or its parent or Subsidiary, then fifty percent (50%) of such Participant’s unvested Awards shall become fully exercisable and/or payable as applicable, or the forfeiture restrictions shall lapse with respect to fifty percent (50%) of the Awards subject to such forfeiture restrictions, as applicable, immediately prior to such Change in Control. The Committee shall have sole discretion to determine whether an Award has been converted, assumed or replaced by a successor in connection with a Change in Control.

ARTICLE III

ADMINISTRATION

Section 3.1 Committee Members. The Plan shall be administered by the Board or a Committee comprised of no fewer than two persons selected by the Board. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall meet the definition of a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and of an “outside director” under section 162(m) of the Code. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan.

Section 3.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the Eligible Persons to whom an Award shall be granted. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the time or times at which an Award shall be granted, the number of shares of Common Stock subject to each Award, the exercise or purchase price of the shares subject to each Award, the time or times when each Award shall become vested, exercisable or payable and the duration of the Award. Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the provisions of each Award Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement entered into hereunder.

Section 3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to such limitations as the Committee shall determine; provided, however, that no such authority may be delegated with respect to Awards granted to any member of the Board or any Participant who the Committee determines may be subject to Rule 16b-3 under the Exchange Act or section 162(m) of the Code.

Section 3.4 Changes to Awards. The Committee shall have the authority to effect, at any time and from time to time, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or purchase price which may be the same as or different than the exercise or purchase price of the cancelled Awards, or (ii) the amendment of the terms of any and all outstanding Awards; provided, however that no such action by the Committee may adversely impair the rights of a Participant (or any permitted transferee) under any outstanding Award without the consent of the Participant (or transferee). The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

ARTICLE IV

ELIGIBILITY

All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares subject to the Awards that are granted under the Plan.

ARTICLE V

OPTIONS

Section 5.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Employees of the Company. The Company and the Participant shall execute an Award Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan.

Section 5.2 Maximum Limit. Notwithstanding anything elsewhere in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Options granted to any Participant during any one calendar year shall be 2,500,000 shares, subject to adjustment as provided in Section 2.2 hereof.

Section 5.3 Option Price. The exercise price under an Option shall be determined by the Committee; provided, however, that the exercise price under an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant and, in the case of an Incentive Stock Option granted to a holder of ten percent (10%) or more of the Company’s voting power of all classes and series of the Company or any parent or Subsidiary, such exercise price purchase shall be at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant.

Section 5.4 Vesting; Term of Option. An Option shall vest and become exercisable in the manner and subject to such conditions provided by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be determined by the Committee, subject to a maximum term of ten years from the Date of Grant and such other limitations as may apply upon the termination of a Participant’s employment or other service or as otherwise specified by the Committee in the Award Agreement.

Section 5.5 Option Exercise; Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement, an Option may be exercised in whole or in part at any time, with respect to whole shares only, by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, together with payment in full of aggregate exercise price therefor. Payment of the exercise price shall be made (i) in cash or by cash equivalent acceptable to the Company, (ii) at the discretion of the Committee, in Common Stock that has been held by the Participant for such period of time as the Committee may deem appropriate for purposes of applicable accounting rules, valued at the Fair Market Value of such shares determined on the date of exercise, (iii) at the discretion of the Committee, by delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the exercise price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Committee, by a combination of the methods described above, or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of all federal and state withholding and other employment taxes required to be withheld in connection with such exercise, in any manner consistent with the foregoing that is approved by the Committee and set forth in the Award Agreement.

Section 5.6 Death. Unless otherwise provided by the Committee and set forth in the Award Agreement, if a Participant who has been granted an Option shall die at any time after the Date of Grant and while he or she is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of such Participant’s death (subject to the term of the Option), to exercise such Participant’s Option to the extent that it was exercisable at the date of such Participant’s death and shall not have been previously exercised. The Committee may determine at or after grant (but prior to death) to make any portion of an Option that is not exercisable at the date of death immediately vested and exercisable.

Section 5.7 Disability. Unless otherwise provided by the Committee and set forth in the Award Agreement, if the employment or other service with the Company or any Subsidiary of a Participant who has been granted an Option shall be terminated as a result of his or her permanent and total disability (within the meaning of section 22(e)(3) of the Code) at any time after the Date of Grant and while he or she is an Eligible Person, such Participant (or in the case of a Participant who is legally incapacitated, his or her guardian or legal representative) shall have the right, during a period ending one year after the date of his or her disability (subject to the term of the Option), to exercise such Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised. The Committee may determine at or after grant (but prior to disability) to make any portion of an Option that is not exercisable at the date of termination of employment or other service due to disability immediately vested and exercisable.

Section 5.8 Termination for Cause. Unless otherwise provided by the Committee and set forth in the Award Agreement, if the employment or other service with the Company or any Subsidiary of a Participant who has been granted an Option shall be terminated for cause, such Participant’s right to exercise any unexercised portion of such Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Section 5.8, termination for “cause” shall include, but not be limited to, embezzlement or misappropriation of corporate funds, misconduct resulting in material injury to the Company or any Subsidiary, significant activities harmful to the reputation of the Company or any Subsidiary, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to such Participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or any Subsidiary, or conduct, which in the reasonable opinion of the Board, materially and adversely affects the best interests of the Company or any of its affiliates, including, without limitation, the conviction of a felony or a crime of the third class, the commission or attempted commission of any act of willful misconduct or dishonesty or malfeasance. Notwithstanding the foregoing, in the event such Participant is party to an employment (or similar) agreement with the Company or any Subsidiary that defines the term “cause,” such definition shall apply for purpose of the Plan. The Committee shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant.

Section 5.9 Other Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, if the employment or other service with the Company or any Subsidiary of a Participant who has been granted an Option shall be terminated for any reason other than death, permanent and total disability or termination for cause, such Participant shall have the right, during the period ending 90 days after such termination (subject to the term of the Option), to exercise such Option to the extent that it was exercisable at the date of such termination and shall not have been exercised. For purposes of this Section 5.9, a Participant shall not be considered to have terminated employment or other service with the Company or any Subsidiary until the expiration of the period of any military, sick leave or other bona fide leave of absence, up to a maximum period of 90 days (or such greater period during which the Participant is guaranteed reemployment either by statute or contract).

ARTICLE VI

ADDITIONAL RULES FOR ISOS

Section 6.1 Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

Section 6.2 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Company as determined under sections 422(b)(6) and 424(d) of the Code. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied.

Section 6.3 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

ARTICLE VII

RESTRICTED STOCK

Section 7.1 Grant of Restricted Stock. An Award of Restricted Stock to a Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Award of Restricted Stock, require the payment of a specified purchase price.

Section 7.2 Vesting Requirements. The restrictions imposed on shares granted under an Award of Restricted Stock shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period or periods or on the attainment of specified business goals or measures established by the Committee in its sole discretion.

Section 7.3 Restrictions. Shares granted under any Award of Restricted Stock may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under an Award of Restricted Stock will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under an Award of Restricted Stock bear a legend making appropriate reference to the restrictions imposed. At the time that all applicable restrictions (other than as required under the Securities Act of 1933, as amended (the “Securities Act”) or otherwise) are removed or have expired with respect to the Restricted Stock, a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and restrictive stock legend (other than as required under the Securities Act or otherwise), shall be delivered to the Participant or his beneficiary or estate, as the case may be. A Participant may at any time request delivery from the Company, with respect to any portion of the Restricted Stock granted pursuant to an Award as to which all applicable restrictions (other than as required under the Securities Act, or otherwise) are removed or have expired, a stock certificate for the appropriate number of shares of Common Stock, free of restrictions and restrictive stock legend (other than as required under the Securities Act, or otherwise).

Section 7.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 7 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him or her other under an Award of Restricted Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted.

Section 7.5 Section 83(b) Election. If a Participant makes an election pursuant to section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company.

ARTICLE VIII

CHANGE IN CONTROL

Section 8.1 Change in Control. Upon a “Change in Control” of the Company (as defined below), each outstanding Option held by a member of the Board who is not an employee, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, and any restricted period in effect shall immediately terminate as to all shares of Common Stock awarded to a member of the Board who is not an employee pursuant to an Award of Restricted Stock. Without limiting the foregoing, an Award Agreement may or may not provide that, upon a Change in Control of the Company, (i) all or any portion of each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, and (ii) any restricted period in effect shall automatically terminate as to all shares of Common Stock awarded pursuant to an Award of Restricted Stock.

Section 8.2 Definition. For purposes of Section 8.1 hereof, a “Change in Control” of the Company shall be deemed to have occurred if and when:

(i) individuals who during any 12 month period constitute the entire Board as of the beginning of the period and any new directors whose election by the Board, or whose nomination for election by the Company’s stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors at such time or whose election or nomination for election shall have been so approved shall cease for any reason to constitute a majority of the members of the Board;

(ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Board (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by such person); excluding, however, acquisition of beneficial ownership resulting from the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

(iii) there shall be consummated any corporate transaction, including a consolidation or merger, of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Company’s voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving entity after such consolidation or merger; or

(iv) there shall be consummated any sale, lease, exchange or transfer (in any single transaction or series of related transactions) of all or substantially all of the assets or business of the Company.

Notwithstanding the foregoing, a transaction shall not constitute a “Change in Control” if: (w) its sole purpose is to change the state of the Company’s incorporation; (x) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (y) it constitutes the Company’s initial public offering of its securities; or (z) it is a transaction effected primarily for the purpose of financing the Company with cash (as determined by the Committee in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

ARTICLE IX

AWARD AGREEMENTS

Section 9.1 Form of Agreement. Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock or other rights (as applicable) subject to the Award, the exercise or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, and the duration of the Award. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code.

Section 9.2 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

ARTICLE X

TRANSFER RESTRICTIONS

Section 10.1 No Assignment or Transfer; Beneficiaries. No Awards granted under the Plan shall be assignable or transferable, except by will, by the laws of descent and distribution or to a revocable trust. During the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant’s death.

Section 10.2 Repurchases. The Company in its discretion may provide that the Company may repurchase shares acquired upon exercise of an Option or Award of Restricted Stock upon a Participant’s termination as an Eligible Person; provided, however that any such repurchase right shall be set forth in the applicable Option agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement.

ARTICLE XI

STOCK CERTIFICATES

Section 11.1 Issuance of Certificates. Subject to Section 11.2 hereof, the Company shall issue a stock certificate in the name of the Participant (or other permitted transferee in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise or received upon grant of an Award (i) in the case of an Option, after due exercise and payment of the exercise price and (ii) in the case of Restricted Stock, as described in Section 7.3 hereof.

Section 11.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock in respect of an Award granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

(i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

(ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

(iii) the lapse of such reasonable period of time following the exercise or grant of an Award as the Committee from time to time may establish for reasons of administrative convenience;

(iv) satisfaction by the Participant of all applicable withholding taxes or other withholding liabilities; and

(v) if required by the Committee, in its sole discretion, the receipt by the Company from a Participant of (i) a representation in writing that the shares of Common Stock received upon grant of an Award are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

Section 11.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

ARTICLE XII

EFFECTIVE DATE, TERMINATION AND AMENDMENT

Section 12.1 Effective Date; Stockholder Approval. The Plan shall become effective on the date of its adoption by the Board; provided, however, that no Incentive Stock Option or any Award granted to a Participant who is a resident of the State of California on the date of grant (“California Participant”) shall be exercisable by a Participant unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board, and provided, further that if such approval has not been obtained at the end of said twelve-month period, all Incentive Stock Options or Awards previously granted or awarded under the Plan to California Participants shall thereupon be cancelled and become null and void.

Section 12.2 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan, as amended herein, is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

Section 12.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Employment or Other Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he or she is employed by or otherwise provides services to the Company or any Subsidiary. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Award Agreement or other agreement between the Participant and the Company, no Award shall be affected by any change of duties or position of the Participant (including a transfer to or from the Company or any Subsidiary), so long as such Participant continues to be an Eligible Person.

Section 13.2 Rights as Stockholder. A Participant or the permitted transferee of an Award shall have no rights as a stockholder with respect to any shares subject to such Award prior to the purchase of such shares by exercise of such Award (if required) and payment of the exercise or purchase price (if any) as provided herein. Nothing contained herein shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

Section 13.3 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld in connection with an Award, which shall be paid by the Participant on or prior to the event that results in taxable income in respect of the Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

Section 13.4 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

Section 13.5 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Participant, his or her executor, administrator and permitted transferees.

Section 13.6 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

Section 13.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 13.8 Governing Law. The validity and construction of this Plan and of the Award Agreements shall be governed by the laws of the State of Delaware.

Section 13.9 Section 162(m) IPO Transition Rule. The Plan is intended to qualify for the transition relief provided under Treasury Regulation §1.162 27(f). Accordingly, all compensation realized by Participants in connection with Awards granted under the Plan within the reliance period described therein is intended to be exempt from the limitation on tax deductibility under section 162(m). For purposes of the Plan, the reliance period will expire on the earlier of (i) the expiration of the Plan, (ii) a “material modification” of the Plan (within the meaning of Treasury Regulation §1.162-27(h)(1)(iii)), (iii) the issuance of all Common Stock that has been allocated under the Plan, or (iv) the first meeting of Company stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which an initial public offering of the Common Stock occurs.

Section 13.10 Information to Participants. Prior to the Company’s initial public offering and solely to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more Options or Awards of Restricted Stock outstanding, and, in the case of an individual who acquires shares pursuant to the Plan, during the period such individual owns such shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701 of the Securities Act (“Rule 701”) as determined by the Committee; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

Section 13.11 Investment Intent. The Company may require a Participant, as a condition of exercising or acquiring stock under any Option or Award of Restricted Stock, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Award of Restricted Stock; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Award of Restricted Stock for the participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Award of Restricted Stock has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.